Exhibit C

                         AMENDMENT NO. 3
                             TO THE
             COMPUTER ASSOCIATES INTERNATIONAL, INC.
                    1991 STOCK INCENTIVE PLAN


     The Computer Associates International, Inc. 1991 Stock
Incentive Plan is hereby amended by deleting from Section 6.1(a) the words and numbers "Ten Million(10,000,000)" and substituting in lieu thereof the words and numbers "Twenty Million (20,000,000)".

     IN WITNESS WHEREOF, Computer Associates International, Inc.
has caused this Amendment to be executed by its officer hereunto duly authorized as of the 9th day of August, 1995.


                         COMPUTER ASSOCIATES INTERNATIONAL, INC.


                         By:/s/Peter A. Schwartz
                            ----------------------
                              Peter A. Schwartz
                              Senior Vice President and
                              Chief Financial Officer